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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                      January 20, 1998 (January 20, 1998)


                       ROCKWELL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                         1-12383                     25-1797617
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


600 Anton Boulevard, Suite 700, Costa Mesa, California         92626-7147
   (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code:  (714) 424-4565



         (Former name or former address, if changed since last report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         Registrant's press release dated January 20, 1998 is filed herewith as
Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

         20.  Press release of Registrant dated January 20, 1998.


                              (Page 2 of 4 Pages)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           ROCKWELL INTERNATIONAL CORPORATION
                                                      (Registrant)

                                           By /s/ William J. Calise, Jr.
                                              -------------------------------
                                                 William J. Calise, Jr.
                                              Senior Vice President, General
                                                 Counsel and Secretary

Dated:  January 20, 1998


                              (Page 3 of 4 Pages)

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                                  EXHIBIT INDEX

                                                                  Sequentially
Exhibit                                                             Numbered
Number                             Description                        Page
-------                            -----------                    ------------

20.        Press release of Registrant dated January 20, 1998.


                               (Page 4 of 4 Pages)